UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________________
FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2021

 ____________________________________________________________________
OASIS MIDSTREAM PARTNERS LP
(Exact name of registrant as specified in its charter)

____________________________________________________________________

Delaware	001-38212	47-1208855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	OMP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Daniel E. Brown as Director. Effective April 13, 2021, Daniel E. Brown, Chief Executive Officer and Director of Oasis Petroleum Inc. ("Oasis"), has been appointed to serve on the Company’s board of directors (the "GP Board"), and he is expected to be elected by the GP Board to serve as its Chairman.

Mr. Brown has 23 years of experience in the oil and natural gas industry having spent his career with Anadarko Petroleum Corporation, or one of its predecessors, until Anadarko was acquired by Occidental Petroleum in August 2019. From October 2017 to August 2019, Mr. Brown served as Anadarko's Executive Vice President, U.S. Onshore Operations. Prior to that position, he served as Executive Vice President, International and Deepwater Operations beginning in May 2017; Senior Vice President, International and Deepwater Operations beginning in August 2016; Vice President, Operations (Southern and Appalachia) beginning in August 2013; and Vice President, Corporate Planning beginning in May 2013.

Mr. Brown joined Anadarko in August 2006 upon the acquisition of Kerr-McGee Corporation, where he began his career. In addition to those positions mentioned above, Mr. Brown held positions of increasing responsibility with Anadarko and Kerr-McGee throughout his career in U.S. onshore and Gulf of Mexico segments, as well as internationally. Mr. Brown was also a director of Western Gas Equity Partners, LP and Western Gas Partners, LP from November 2017 to February 2019. After the February 2019 simplification of those two MLPs, he served on the board of Western Midstream Partners, LP until August 2019, when the Anadarko-Occidental transaction was completed. Since January 2020, Mr. Brown has served on the board of Beacon Offshore Energy LLC, a private-equity sponsored exploration and production company that is focused on the deepwater Gulf of Mexico.

Mr. Brown is a registered Professional Engineer in the state of Texas and serves on the board of Junior Achievement of Southeast Texas. Mr. Brown holds a Bachelor of Science in Mechanical Engineering from Texas A&M University and an MBA from Rice University, where he was a Jones Scholar Award recipient.

There is no arrangement or understanding between Mr. Brown and any other persons pursuant to which he was appointed as a member of the GP Board. Mr. Brown does not have any family relationship with any director or executive officer of the Company or any of its subsidiaries. There is no relationship between Mr. Brown and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Brown entered into an indemnification agreement (the “Brown Indemnification Agreement”) with the Partnership providing for indemnification and advancement of litigation and other expenses to the fullest extent permitted by law for claims relating to his service to the Partnership or its subsidiaries. This summary is qualified in its entirety by reference to the full text of the Brown Indemnification Agreement, which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Mr. Brown receives compensation from Oasis, including equity grants and cash compensation, in his capacity as an executive officer of Oasis. The officers of our General Partner or of Oasis who also serve on the GP Board do not receive additional compensation for their service as members of the board of directors of our General Partner.

Resignation of Douglas E. Brooks. On April 13, 2021, Douglas E. Brooks resigned from his position as the Chairman of the Board of Directors of OMP GP LLC (the “Company”), the general partner of Oasis Midstream Partners LP (“OMP” or the “Partnership”), effective immediately. As a result of his resignation, Mr. Brooks no longer serves as a director, manager or other service provider of the Company or the Partnership or any subsidiary of the Company or the Partnership. Mr. Brooks continues to serve Oasis as Board Chair. Mr. Brooks' resignation was not the result of any disagreement with the Company or the Partnership on any matter relating to the operations, policies or practices of the Company or the Partnership.

Item 7.01. Regulation FD Disclosure

On April 14, 2021, the Partnership issued a press release with respect to Mr. Brown's appointment as a director. The full text of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Oasis Midstream Partners LP on April 14, 2021.
99.2†	Indemnification Agreement, dated April 13, 2021, by and between Oasis Midstream Partners LP and Mr. Daniel E. Brown.
† Indicates Management Compensatory Plan, Contract or Arrangement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS MIDSTREAM PARTNERS LP (Registrant)

Date: April 19, 2021	By:	OMP GP LLC, its general partner

	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary